UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

         Date of Report (Date of earliest event reported) March 1, 2002

             (Exact name of registrant as specified in its charter)
                                DST Systems, Inc.

             (State or other       (Commission     (I.R.S. Employer
               jurisdiction        File Number)   Identification No.)
            of incorporation)

                Delaware             1-14036         43-1581814

                333 West 11th Street, Kansas City, Missouri 64105
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (816) 435-6568


                                 Not Applicable
         (Former name or former address, if changed since last report.)

                                    FORM 8-K
                                DST SYSTEMS, INC.

ITEM 1  CHANGES IN CONTROL OF REGISTRANT
Not applicable.

ITEM 2  ACQUISITION OR DISPOSITION OF ASSETS
Not applicable.

ITEM 3  BANKRUPTCY OR RECEIVERSHIP
Not applicable.

ITEM 4  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
Not applicable.

ITEM 5 OTHER EVENTS
Not applicable.

ITEM 6  RESIGNATIONS OF REGISTRANT'S DIRECTORS
Not applicable.

ITEM 7  FINANCIAL STATEMENTS AND EXHIBITS
Not applicable.

ITEM 8  CHANGE IN FISCAL YEAR
Not applicable.

ITEM 9  regulation fd disclosure
See attached as an Exhibit to this Form 8-K a News Release released March 1, 2002 concerning the announcement of (a) an extension through April 30, 2003 of DST's current program to repurchase shares of DST common stock and (b) the adoption of a new program to repurchase shares of DST common stock for general corporate purposes.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DST Systems, Inc.


                                        /s/ Robert C. Canfield
                                        Senior Vice President, General Counsel,
                                        Secretary

Date: March 4, 2002

             DST SYSTEMS, INC. ANNOUNCES EXTENSION TO EXISTING STOCK
                   REPURCHASE PLAN AND ADOPTION OF A NEW PLAN

KANSAS CITY, MO. (March 1, 2002) - DST Systems, Inc. (DST) announced today that the DST Board of Directors extended through April 30, 2003, DST's previously announced share repurchase program. The program was scheduled to expire September 30, 2002. The number of shares remaining to be repurchased under the existing program is approximately 2.9 million shares.

DST also announced today that its Board of Directors authorized a new share repurchase program beginning March 4, 2002 and ending February 29, 2004. Under the new program, up to an additional 6 million shares of DST's common stock may be purchased from time to time for general corporate purposes. Such purchases will be made in private or open market transactions and in compliance with SEC regulations. The share repurchase program will be funded primarily from cash flow and other available sources.

Originally established in 1969, DST is a leading global provider of sophisticated information processing and computer software services and products to the financial services industry (primarily mutual funds and investment managers), video/broadband/satellite TV industry and other service industries.

The above release includes forward-looking statements. Actual future results could differ materially from those anticipated by such forward-looking statements. The differences could be caused by a number of factors, including but not limited to, those factors identified in a Current Report on Form 8-K/A-3 dated March 25, 1999, filed by the company with the Securities and Exchange Commission (Commission File No. 1-14036). DST will not update any forward-looking statements in this press release to reflect future events.